EXHIBIT 10.3

MAXWELL TECHNOLOGIES, INC.
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 10, 2017, between Maxwell Technologies, Inc., a Delaware corporation (the “Company”), and SDIC Fund Management Co., Ltd., a limited liability company organized under the laws of the Peoples’ Republic of China (the “Purchaser”).
This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (the “Purchase Agreement”) and shall take effect as of the Effective Time.
The Company and the Purchaser hereby agrees as follows:
1.Definitions.
Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Advice” has the meaning set forth in Section 8(c).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person.
“Company Shelf Notice” has the meaning set forth in Section 2(a)(i).
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day after the Filing Date, and with respect to any additional Registration Statements which may be required pursuant to Section 4(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; and provided, further, if the Effectiveness Date falls on a Saturday, Sunday or other date the Commission is closed for business, the Effectiveness Date shall be extended to the next business day on which the Commission is open for business.
“Effectiveness Period” has the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the Shelf Notice and, with respect to any additional Registration Statements which may be required pursuant to Section 4(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities; provided, however, if the Filing Date falls on a Saturday, Sunday or other date the Commission is closed for business, the Filing Date shall be extended to the next business day on which the Commission is open for business.
“Governmental Authority” means any United States federal, state or local or any supra-national or non-U.S. government, political subdivision, governmental, regulatory or administrative authority, securities exchange, instrumentality, agency, body or commission, self-regulatory organization or any court, tribunal, or judicial or arbitral body
“Holder” or “Holders” means the Purchaser or any other purchaser or purchaser(s), as the case may be, of Common Stock from the Company pursuant to the Purchase Agreement and any Person to whom a Holder transfers Registrable Securities in accordance with the terms of the Transaction Documents and assigns the obligations and benefits of this Agreement in accordance with the terms of this Agreement.
“Indemnified Party” has the meaning set forth in Section 7(c).
“Indemnifying Party” has the meaning set forth in Section 7(c).
“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.
“Initiating Holders” shall mean any Holder or Holders who in the aggregate hold at least (i) a majority; or (ii) in the event of Purchaser and any of its Affiliates, twenty-five percent (25%), in each case, of the Registrable Securities then outstanding.
“Lock-Up Period” means the 18-month period following the Closing Date.
“Losses” has the meaning set forth in Section 7(a).
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.
“Piggyback Offering” has the meaning set forth in Section 3(a).
“Plan of Distribution” has the meaning set forth in Section 2(a).
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus, including any free-writing prospectus, as defined in Rule 433 under the Securities Act.
“Registrable Securities” means (i) all Shares, (ii) any other shares of Common Stock held by a Holder and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that such securities shall cease to be Registrable Securities upon the earliest to occur of (a) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act, (b) the date on which such securities are disposed of pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act and (c) any time that the Holder of such securities, together with its Affiliates, (x) owns securities representing less than 5% of the then outstanding shares of Common Stock and (y) is permitted sell such securities under Rule 144(b)(1) under the Securities Act (or any successor provision thereto).
“Registration Statement” means the registration statement required to be filed hereunder and any additional registration statements contemplated by Section 4(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Selling Stockholder Questionnaire” has the meaning set forth in Section 2(d).
“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Staff and (ii) the Securities Act.
“Shelf Notice” has the meaning set forth in Section 2(a).
“Shelf Underwritten Offering” has the meaning set forth in Section 3(a).
“Staff” means the staff of the Commission.
“Suspension Period” means any period in respect of which the Company has furnished to Holders requesting a Shelf Registration or whose Registrable Securities are included in a Shelf Registration Statement, as applicable, a certificate signed by the chief executive officer or president of the Company stating that in the good faith judgment of the Board the applicable Registration Statement would (i) require the disclosure of a material transaction or other matter and such disclosure would be materially disadvantageous to the Company, (ii) adversely affect a material financing, acquisition, disposition of assets, merger or other comparable transaction; or (iii) otherwise be materially detrimental to the Company and its shareholders for such registration statement to be filed; provided, however, that (a) the Company shall not exercise such right more than twice in any twelve (12)-month period, (b) no single Suspension Period lasts more than sixty (60) days, and (c) at least thirty (30) days must elapse between each Suspension Period.
“Takedown Notice” has the meaning set forth in Section 3(a).
“Takedown Request” has the meaning set forth in Section 3(a).
2.    Shelf Registration.
(a)    Subject to the conditions of this Section 2, if the Company shall receive at any time after the expiration the Lock-up Period, a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration for sale on a delayed or continuous basis, in accordance with Rule 415 (a “Shelf Registration Statement”) of Registrable Securities (the “Shelf Notice”) then outstanding (which request may include a Takedown Request pursuant to Section 3), the Company shall:
(i)    promptly give written notice of the proposed registration and the Initiating Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities, if any (the “Company Shelf Notice”), which Holders may elect to participate in such registration by providing a written notice to such effect to the Company by ten (10) Business Days after delivery of the Company Shelf Notice; and
(ii)    as soon as practicable, use commercially reasonable efforts to effect such registration as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in the Shelf Notcice together with all or such portion of the Registrable Securities of any other Holders providing the notice referred to in clause (i);
provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2(a):
(A)    if the Company is not then eligible or permitted to file a registration statement on Form S‑3;
(B)    if the Initiating Holders, together with any other Holders entitled to and requesting inclusion of Registrable Securities in such registration, propose to register fewer than one-half of the Registrable Securities then outstanding or the aggregate value of such Registrable Securities have an aggregate value less than $500,000;
(C)    during any Suspension Period;
(D)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of a Registration Statement or Rule 424 prospectus in respect of, and ending on the date ninety (90) days immediately following, a Piggyback

Offering or Shelf Underwritten Offering; provided that during the thirty (30)-day period prior to such filing the Company is actively employing in good faith all reasonable efforts to consummate such Piggyback Offering or Shelf Underwritten Offering, as applicable; provided, further, that the Company may only delay an offering pursuant to this subsection (D) for a period of not more than ninety (90) days if a filing of any other Registration Statement is not made within that period and the Company may only exercise this right once in any twelve (12)-month period; or
(E)    subject to the provisions of clause (d) below, so long as the initial Shelf Registration Statement filed pursuant to this Section 2(a) remains effective.
(b)     Each Shelf Registration Statement shall be on Form S-3 or a successor form. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of date on which all Registrable Securities covered by the Shelf Registration Statement (i) have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, (ii) are otherwise sold or disposed of by the Holder(s) thereof and no longer included in such Shelf Registration Statement or (iii) are no longer Registrable Securities under this Agreement (the “Effectiveness Period”). The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement.
(c)    Each Initiating Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire substantially in the form attached to this Agreement as Exhibit A (a “Selling Stockholder Questionnaire”) in connection with the delivery of the Shelf Notice and each other Holder agrees to furnish a Selling Stockholder Questionnaire not more than thee (3) Trading Days following receipt of the Company Shelf Notice. At least four (4) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration

Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
(d)    Within twenty (20) days after a written request by one or more Holders of Registrable Securities to register for resale any Registrable Securities owned by such Holders that are not already the subject of any currently effective Shelf Registration Statement, the Company shall either (i) file a new Shelf Registration Statement substantially similar to the Shelf then effective, if any, to register for resale such Registrable Securities or (ii) add such Registrable Securities to an existing Shelf Registration Statement (each, a “Follow-On Shelf”). The Company shall give written notice (the “Follow-On Registration Notice”) of the filing of the Follow-On Shelf at least ten (10) days prior to filing the Follow-On Shelf to all Holders of Registrable Securities whose Registrable Securities are not already the subject of a Shelf Registration Statement and shall include in such Follow-On Shelf all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven (7) days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Shelf (x) if the aggregate amount of Registrable Securities requested to be registered on such Follow-On Shelf by all Holders that have not yet been registered represent less than either 1% of the then outstanding shares of Common Stock or one-half of the Registrable Securities not the subject of a Registration Statement or (y) if the Company has filed a Shelf Registration Statement or Follow On Shelf in the prior one hundred and eighty (180) days. The Company shall use reasonable best efforts to cause such Follow-On Shelf to be declared effective as promptly as practicable and in any event within sixty (60) calendar days of filing such Follow-On Shelf.
(e)    During any Suspension Period, the Shareholders whose Registrable Securities are covered by a Shelf Registration Statement shall suspend sales of Registrable Securities under the Shelf Registration Statement until the requisite changes to the prospectus have been made as required below. After the expiration of any Suspension Period and without any further request from a Shareholder, the Company shall as promptly as practicable prepare a post-effective amendment or supplement to each Shelf Registration Statement or the related prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
3.    Shelf Takedown.
(a)    At any time after the expiration of the Lock-up Period, and from time-to-time thereafter, and during the Effectiveness Period (except during a Suspension Period), the Initiating Holders may notify the Company in writing (the “Takedown Request”) of their intent to sell Registrable Securities covered by the Shelf Registration Statement (in whole or in part) in an Underwritten Offering (a “Shelf Underwritten Offering”). Such notice shall specify the aggregate number of Registrable Securities requested to be registered in such Shelf Underwritten Offering.

Upon receipt by the Company of such notice, the Company shall deliver a written notice (a “Takedown Notice”) to each Holder, who did not make such Takedown Request informing each such Holder of its right to include Registrable Securities in such Shelf Underwritten Offering. Within five (5) Business Days after receipt of a Takedown Notice, each Holder who received such Takedown Notice shall have the right to request in writing that the Company include all or a specific portion of the Registrable Securities held by such Holder in such Shelf Underwritten Offering and the Company shall include such Registrable Securities in such Shelf Underwritten offering. The underwriters of such Shelf Underwritten Offering shall be one or more underwriting firms of nationally recognized standing selected by the Initiating Holders and reasonably acceptable to the Company. The right of each other Holder to include securities in such Shelf Underwritten Offering shall be conditioned upon such Holder entering into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected pursuant hereto.
(b)    The Company shall not be obligated to effect, or take any action to effect, any a Shelf Underwritten Offering:
(i)    if the Initiating Holders, together with any other Holders entitled to and requesting inclusion of Registrable Securities in such Shelf Underwritten Offering, propose to sell Registrable Securities in such offering at an aggregate price to the public of less than $15,000,000;
(ii)    within one hundred twenty (120) days of another Shelf Underwritten Offering or a Piggyback Offering;
(iii)    once the Company has completed two separate Shelf Underwritten Offerings pursuant to this Agreement;
(iv)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of a Registration Statement or Rule 424 prospectus in respect of, and ending on the date ninety (90) days immediately following, a Piggyback Offering; provided that during the thirty (30)-day period prior to such filing the Company is actively employing in good faith all reasonable efforts to consummate such Piggyback Offering; provided, further, that the Company may only delay an offering pursuant to this subsection (iv) for a period of not more than ninety (90) days if a filing of any other Registration Statement is not made within that period and the Company may only exercise this right once in any twelve (12)-month period; or
(v)    during any Suspension Period.
(c)    If the managing underwriters advise the Company that marketing factors require a limitation of the number of securities to be included in a Shelf Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Securities) from the Shelf Underwritten Offering, and the number of shares that may be included in the Shelf Underwritten Offering shall be allocated, first, to Registrable Securities requested by the Holders to be included in such Shelf Underwritten Offering (on a pro rata basis based on the total number of Registrable Securities then held by each such Holder), and second, to shares offered by the Company and any other stockholders.
(d)    In the event that after receiving a request from the Initiating Holders pursuant to Section 2(a), the Company does not file a Shelf Registration Statement for the reason specified in Section 2(a)(ii)(A), then the Initiating Holders may provide a Takedown Request, whose terms shall be substantially consistent with this Section 3, except that in lieu of an underwritten offering of Registrable Securities included in a Shelf Registration Statement, the request shall be for the Company to file a new Registration Statement for an underwritten offering of Registrable Securities. In the event that such an offering of Registrable Securities is completed, it shall count as a completed Shelf Underwritten Offering for the purposes of Section 3(b)(iii).
4.    Right to Piggyback Registration.
(a)    If at any time after the Lock-up Period the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders (a “Piggyback Offering”), then the Company shall at each such time promptly give written notice to the Holders of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date). Such notice shall offer the Holders the opportunity to register that number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities. The Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice.
(b)    Notwithstanding the foregoing, (i) if such registration involves an underwritten public offering, the Holders must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 5) and subject to the Holders entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (ii) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. Notwithstanding any other provision of this Agreement, if the managing underwriters advise the Company that marketing factors require a limitation of the number of securities to be included in the Piggyback Offering, then the managing underwriters may exclude shares (including Registrable Securities) from the registration and the Piggyback Offering, and the number of shares that may be included in the registration and the Piggyback Offering shall be allocated, first, to the Company and any stockholders exercising demand rights to include their shares in such registration and Piggyback Offering, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder.
5.    Registration Procedures.
In connection with the Company’s registration obligations hereunder, the Company shall:
(a)    Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (not including any document that would be incorporated or deemed to be incorporated therein by reference, and not including a supplement or amendment filed solely for the purpose of adding the contents of a Form 10-K, Form 10-Q or Form 8-K filed at such as time as the Registration Statement is on a form that does not permit “forward” incorporation by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference, and other than a supplement or amendment filed solely for the purpose of adding the contents of a Form 10-K, Form 10-Q or Form 8-K filed at such as time as the Registration Statement is on a form that does not permit “forward” incorporation by reference) will be subject to the review of such Holders and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries and to provide such access to books and records of the Company as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire by the earlier of (i) two (2) Trading Days prior to the Filing Date or (ii) by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section 4(a).
(b)    (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities (except during an Allowable Grace Period); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) respond, as promptly as reasonably possible, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide, as promptly as reasonably possible, to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information concerning the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that the Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and the Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.
(c)    If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered on a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities, subject to any limitations pursuant to SEC Guidance.
(d)    Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)    Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration

Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
(f)    In connection with any Piggyback Offering or Shelf Underwritten Offering, the Company will use its reasonable best efforts to:
(i)    at the time of pricing, obtain and provide to the Holders and the underwriters, a “cold comfort letter” from the Company’s independent certified public accountants covering such matters of the type customarily given by independent public accountants in an underwritten public offering as the Holders and the underwriters reasonably request;
(ii)    at the time of any sale, obtain and provide to the Holders and the underwriters, a “bring-down comfort letter,” dated as of the date of such sale, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “bring-down comfort letters” as the Holders and the underwriters reasonably request;
(iii)    at the time of any sale, obtain and provide to the Holders and the underwriters, an opinion or opinions of counsel for the Company (who may be its internal counsel) addressed to the Holders of the Registrable Securities included in such offering and the underwriter or underwriters, in form and substance customarily given in an underwritten public offering;
(iv)    enter into such agreements (including underwriting agreements in customary form) and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary holdback / lock-up provisions; and
(v)    cause its employees and personnel to support the marketing of the Registrable Securities (including, without limitation, the participation in “road shows,” at the request of the underwriters or the Holders) to the extent possible taking into account the Company’s business needs and the requirements of the marketing process.
(g)    Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 4(d).
(h)    The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within five (5) Business Days of the request therefore.
(i)    Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(j)    If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable state and Federal laws, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.
(k)    Upon the occurrence of any event contemplated by Section 5(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 5(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 5(k) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.
(l)    Comply in all material respects with all applicable rules and regulations of the Commission.
(m)    In addition to providing the information required in the Selling Stockholder Questionnaire, the Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request or fails to deliver its Selling Stockholder Questionnaire on a timely basis pursuant to Section 4(a) hereof, then any breach of this Agreement shall be tolled and suspended, until such information is delivered to the Company.

6.    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by (a) a Holder that is a partnership, to any Affiliate, subsidiary, parent, partner, retired partner or affiliated fund of such Holder; (b) a Holder that is a limited liability company, to any member or former member of such Holder; and (c) a Holder who is an individual, to such Holder’s family member or trust for the benefit of such Holder or such Holder’s family member; provided, that (in all cases) (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (z) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.
7.    Registration Expenses. The Company shall pay all reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2, Section 3, and Section 4 including, without limitation, (a) all registration, listing and qualifications fees, printers and accounting fees, and reasonable fees and disbursements of counsel for the Company and (b) in respect of each of (i) the initial Shelf Registration Statement filed pursuant to Section 2, (ii) a single Shelf Underwritten Offering initiated pursuant to Section 3 and (iii) one Piggyback Offering initiated pursuant to Section 4, reasonable fees and disbursements of one U.S. counsel for the Holders. In no event shall the Company be responsible for any underwriting, broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any other legal fees or other costs of the Holders.
8.    Indemnification.
(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are in reliance upon, and in conformity with, information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Section 5(d)(ii)‑(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.
(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) in the case of an occurrence of an event of the type specified in Section 5(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such

Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses previously disbursed and that are applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.
(d)    Contribution. If the indemnification under Section 7(a) or Section 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
9.    Holdback.
In the event and to the extent requested by the managing underwriter of any Piggyback Offering or Shelf Underwritten Offering, each Holder agrees that it will enter into a customary “lock-up agreement” with such managing underwriter pursuant to which it will agree not to sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any equity securities of the Company, other than those Registrable Securities included in such Registration pursuant to the terms hereof for the fourteen (14) days prior to (x) the effectiveness of a Registration Statement (other than a Shelf Registration Statement) pursuant to which such offering shall be made, or (y) the pricing of a Shelf Underwritten Offering, and ending on the earlier to occur of the date that is ninety (90) days, or such longer period reasonably required by the underwriters not to exceed one-hundred eighty (180) days, after the pricing of such offering, or such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter, to complete the sale and distribution of the securities included in such Underwritten Offering (the “Lock-Up Period”); provided, that the limitations contained in this Section 9 shall not apply to the extent a Shareholder is prohibited by Applicable Law from so withholding such equity securities from sale during such period; provided, further, that if the Company, any of its executive officers or directors, or any other holder of 5% or more of the then outstanding Common Stock is or becomes subject to a shorter Lock-Up Period in such offering or receives more advantageous terms relating to the Lock-Up Period under any lock-up agreement entered into in connection with such offering (including but not limited to as a result of any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters), then the Lock-Up Period for the Shareholders shall be such shorter period and also on such more advantageous terms.
10.    Miscellaneous.
(a)    Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
(c)    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 5(d)(ii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.
(d)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates.
(e)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement. For the avoidance of doubt, a party may fulfill an obligation to provide a notice in writing by sending such notice by electronic mail and confirming receipt.
(f)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger, consolidation or similar transaction) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign its respective rights and obligations hereunder to any Person acquiring Registrable Securities from such Holder; provided, that: (a) such transfer is to an Affiliate of the Holder or is otherwise permitted under the Transaction Documents; and (b) after giving effect to such transfer, such acquiring Person holds, together with its Affiliates, at least five percent (5%) of the then outstanding shares of Common Stock.
(g)    No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth in the Purchase Agreement or in the SEC Reports, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
(h)    Execution and Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or other electronic transmission of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
(i)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.
(j)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(k)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(l)    Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(m)    Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares and Warrants or enforcing its rights under the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
(n)    Effectiveness. Notwithstanding anything herein to the contrary, the rights and obligations of the parties under this Agreement will take effect automatically with no further action of the parties at the Closing (the “Effective Time”), and this Agreement will be of no force or effect until that time.
(o)    Termination. The term of this Agreement shall continue in full force and effect from the Effective Time until the earliest of the following dates: (a) the date as of which the parties hereto terminate this Agreement by written agreement; (b) the date as of which the last of the rights and obligations provided by Sections 2, 3 and 4 have expired and are in no further effect; (c) the closing of a transaction or series of related transactions deemed to be a liquidation, dissolution, winding up, merger or consolidation of the Company, provided, that in the case of a merger or consolidation, this Agreement shall terminate if and only if the Shareholder receives cash in exchange for all the Shares and the acquiror is a Person other than the Company, the Shareholder or their respective Affiliates; and (d) a termination of the Purchase Agreement prior to the issuance of any Shares (as defined in such Purchase Agreement).

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

MAXWELL TECHNOLOGIES, INC. By: /s/ Franz Fink Name: Franz Fink Title: President and CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SDIC FUND MANAGEMENT CO., LTD. By: /s/ Gao Yi Name: Gao Yi Title: Executive Director

[Signature Page to Registration Rights Agreement]

EXHIBIT A
SELLING STOCKHOLDER QUESTIONAIRRE